Exhibit 32.4

BRAUN CONSULTING, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PUSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the amendment to the Annual Report of Braun Consulting, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas A. Schuler, Senior Vice President and Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas A. Schuler
Thomas A. Schuler
Senior Vice President and Chief Financial Officer (Principal Financial Officer)
April 29, 2004